UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 26, 2019 (April 25, 2019)

SOUTHERN COPPER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14066	13-3849074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1440 E. Missouri Ave., Suite 160, Phoenix, AZ 85014

(Address of principal executive offices, including zip code)

(602) 264-1375

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders

On April 25, 2019, Southern Copper Corporation (the “Company” or “SCC”), held its 2019 Annual Meeting of Stockholders. The total outstanding voting securities eligible to vote were 773,044,469 shares of Common Stock.  748,968,732 shares, constituting approximately 96.89 % of the total outstanding shares eligible to vote at the meeting, were present in person or by proxy.  The stockholders were asked to take the following actions:

1.    To elect our ten directors, who will serve until the 2020 annual meeting.

2.    To ratify the selection by the Audit Committee of the Board of Directors of Galaz, Yamazaki, Ruiz Urquiza S.C., a member   firm of Deloitte Touche Tohmatsu Limited, as our independent accountants for calendar year 2019.

3.    To approve, by non-binding advisory vote, our executive compensation.

PROPOSAL 1 — ELECTION OF DIRECTORS

The results of the vote were as follows:

	Number of Shares
Name	For	Withheld	Broker Non-Votes
Germán Larrea Mota-Velasco	680,483,580	27,298,465	41,184,879
Oscar González Rocha	683,068,070	24,715,782	41,184,879
Vicente Ariztegui Andreve	706,348,504	1,435,348	41,184,879
Alfredo Casar Pérez	695,577,799	12,206,053	41,184,879
Enrique Castillo Sánchez Mejorada	702,372,284	5,411,568	41,184,879
Xavier García de Quevedo Topete	678,639,247	29,144,605	41,184,879
Rafael Mac Gregor Anciola	706,863,836	920,016	41,184,879
Luis Miguel Palomino Bonilla	693,011,226	14,772,626	41,184,879
Gilberto Perezalonso Cifuentes	675,342,252	32,441,600	41,184,879
Carlos Ruiz Sacristán	692,999,595	14,783,305	41,184,879

PROPOSAL 2 — APPROVAL OF THE APPOINTMENT OF SCC’s INDEPENDENT PUBLIC ACCOUNTANTS

The results of the vote were as follows:

Number of Votes (1 vote per share)
In Favor	Against	Abstain	Broker Non-Votes
747,163,048	1,550,956	254,727	0

PROPOSAL 3 — APPROVAL, BY NON-BINDING VOTE, OF SCC’s EXECUTIVE COMPENSATION

The results of the vote were as follows:

Number of Votes (1 vote per share)
In Favor of Adoption	Against Adoption	Abstain	Broker Non- Votes
704,966,953	2,549,898	267,000	41,184,879

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN COPPER CORPORATION

By:	/s/ Andres Carlos Ferrero
Name:	Andres Carlos Ferrero
Title:	General Counsel

Date: April 26, 2019